UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2019

ARCH THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54986	46-0524102
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

235 Walnut Street, Suite 6
Framingham, Massachusetts	01702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 431-2313

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

In its initial Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 7, 2019 (the “Original Form 8-K”), Arch Therapeutics, Inc. (the “Company”) filed a copy of an October 7, 2019 press release highlighting some of the matters that would be covered by Terrence W. Norchi, MD, the Company’s Chief Executive Officer, during his October 7, 2019, presentation at the 2nd Annual LD Micro Big Apple Conference in New York City (the “Original Press Release”) as Exhibit 99.1 to the Original Form 8-K. Among other things, the Original Press Release inadvertently referenced a prior Company press release dated October 2, 2019 instead of the correct date, which was August 5, 2019. The Company has issued an updated press release to correct the date reference (the “Updated Press Release”), and consequently this Current Report on Form 8-K/A (Amendment No. 1)(the “Amended Form 8-K”) is being filed solely to amend the Original Form 8-K to provide the Updated Press Release as Exhibit 99.1 to the Amended Form 8-K. Except for the changes to Exhibit 99.1, this Amended Form 8-K does not otherwise amend or update any information or exhibits originally set forth in or filed with the Original Form 8-K

Item 7.01	Regulation FD Disclosure.

On October 7, 2019, Arch Therapeutics, Inc. (the “Company”) issued a press release highlighting some of the matters that will be covered by Terrence W. Norchi, MD, the Company’s Chief Executive Officer, during his presentation today at the 2nd Annual LD Micro Big Apple Conference in New York City. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 8.01	Other Events.

The disclosure under Item 7.01 (Regulation FD Disclosure) is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibits are being filed herewith:

Exhibit	Description
99.1	Press Release issued by Arch Therapeutics, Inc. on October 7, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH THERAPEUTICS, INC.

Dated: October 7, 2019	By:	/s/ Terrence W. Norchi, M.D.
Name: Terrence W. Norchi, M.D.
Title: President, Chief Executive Officer